Exhibit 10.1

TWELFTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS TWELFTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of April 7, 2025 among each of AMCON DISTRIBUTING COMPANY, a Delaware corporation, having its principal place of business at 7405 Irvington Road, Omaha, Nebraska 68122 (“AMCON”), CHAMBERLIN NATURAL FOODS, INC., a Florida corporation, having its principal place of business at 3711 Oleander Way, Suite 1309, Casselberry, Florida 32707 (“Chamberlin Natural”), HEALTH FOOD ASSOCIATES, INC., an Oklahoma corporation, having its principal place of business at 7807 East 51st Street, Tulsa, Oklahoma 74145 (“Health Food”), AMCON ACQUISITION CORP., a Delaware corporation, having its principal place of business at 7405 Irvington Road, Omaha, Nebraska 68122 (“AMCON Acquisition”); EOM ACQUISITION CORP., a Delaware corporation, having its principal place of business at 7807 East 51st Street, Tulsa, Oklahoma 74145 (“EOM Acquisition”); CHARLES WAY LLC, a Missouri limited liability company, having its principal place of business at 7405 Irvington Road, Omaha, Nebraska 68122 (“Charles Way”), AMCON BISMARCK LAND CO., a Delaware corporation, having its principal place of business at 7405 Irvington Road, Omaha, Nebraska 68122 (“AMCON Bismarck”); COLORADO CITY LAND COMPANY, LLC, a Colorado limited liability company, having its principal place of business at 7405 Irvington Road, Omaha, Nebraska 68122 (“Colorado City”); Peoria Land Company llc, an Illinois limited liability company, having its principal place of business at 7405 Irvington Road, Omaha, Nebraska 68122 (“Peoria Land”); BOISE LAND COMPANY, LLC, an Idaho limited liability company, having its principal place of business at 7405 Irvington Road, Omaha, Nebraska 68122 (“Boise Land” and together with AMCON, Chamberlin Natural, Health Food, AMCON Acquisition, EOM Acquisition, Charles Way, AMCON Bismarck, Colorado City and Peoria Land, each a “Borrower” and, collectively, the “Borrowers”),  BANK OF AMERICA, N.A., a national banking association (in its individual capacity, “BofA”), as agent (in such capacity as agent, “Agent”) for itself and all other lenders from time to time a party to the Loan Agreement (as defined below) (“Lenders”), with an office located at 110 North Wacker Drive, IL4-110-08-03, Chicago, Illinois 60606, and the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, Borrowers, the Lenders and Agent have entered into that certain Second Amended and Restated Loan and Security Agreement dated as of April 18, 2011, as amended by that certain Consent and First Amendment to Second Amended and Restated Loan and Security Agreement dated as of May 27, 2011, that certain Second Amendment to Second Amended and Restated Loan and Security Agreement dated as of July 16, 2013, that certain Third Amendment to Second Amended and Restated Loan and Security Agreement dated as of November 6, 2017, that certain Fourth Amendment to Second Amended and Restated Loan and Security Agreement dated as of March 20, 2020, that certain Fifth Amendment to Second Amended and Restated Loan and Security Agreement dated as of December 22, 2020, that certain Sixth Amendment to Second Amended and Restated Loan and Security Agreement dated as of December 21, 2021, that certain Seventh Amendment to Second Amended and Restated Loan and Security Agreement dated as of June 30, 2022, that certain Eighth Amendment to Second Amended and Restated Loan and

Security Agreement dated as of February 2, 2023, that certain Consent, Joinder and Ninth Amendment to Second Amended and Restated Loan and Security Agreement dated as of February 9, 2024, that certain Consent, Joinder and Tenth Amendment to Second Amended and Restated Loan and Security Agreement dated as of April 5, 2024 and that certain Consent, Joinder and Eleventh Amendment to Second Amended and Restated Loan and Security Agreement dated as of January 17, 2025 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which the Lenders agreed to provide certain credit facilities and other financial accommodations to the Borrowers;

WHEREAS, Borrowers have requested that Agent and the Lenders amend the Loan Agreement in accordance with the terms herein; and

WHEREAS, the Agent and the Lenders are willing to accommodate the Borrowers’ requests on the terms and conditions set forth below.

NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment, the parties, intending to be bound, hereby agree as follows:

1.Defined Terms; Incorporation of the Loan Agreement.  All capitalized terms which are not defined hereunder shall have the same meanings as set forth in the Loan Agreement, and the Loan Agreement, to the extent not inconsistent with this Amendment, is incorporated herein by this reference as though the same were set forth in its entirety.  To the extent any terms and provisions of the Loan Agreement are inconsistent with the amendments set forth in Paragraph 4 below, such terms and provisions shall be deemed superseded hereby.  Except as specifically set forth herein, the Loan Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.
2.Amendments to the Loan Agreement.
(a)The last paragraph contained in the definition of the term “Eligible Real Property” set forth in Section 1.1 of the Loan Agreement is hereby amended and restated to read as follows:

Notwithstanding the foregoing, the following properties (collectively, the “Amendment Date Eligible Real Properties”) shall be deemed Eligible Real Properties hereunder: (a) 607 Charles Way, Strafford, MO 65757; (b) 3125 E. Thayer Avenue, Bismarck, ND 58502; (c) 3205 East Thayer Avenue, Bismarck, ND 58502; (d) 2517 Ellington Road, Quincy, IL 62301; (e) 1511 Turbine Drive, Rapid City, SD 57703; (f) 2500 North Main Street, East Peoria, Illinois 61611; (g) 1600 North 89th Street, Fairview Heights, Illinois  62208; (h) each of 7681, 7733 and 7767 W. Lehmi Street, Boise, Idaho 83709; and (i) 4038 Dover Drive, Colorado City, CO 81004.

(b)Effective as of the date hereof, the current amortization of all outstanding Real Property Loans in accordance with Section 2(b)(iii) of the Loan Agreement is set forth on Exhibit A attached hereto
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(c)The Schedules to the Loan Agreement are hereby supplemented with the Schedules attached hereto as Exhibit B to reflect the acquisition of the property located at 4038 Dover Drive, Colorado City, CO 81004.
(d)Clause (b) contained in the definition of the term “Fixed Charges” set forth in Section 1.1 of the Loan Agreement is hereby amended to read as follows: "unfinanced Capital Expenditures incurred after the Ninth Amendment Effective Date and prior to June 30, 2025, to improve the Colorado City Real Property in an aggregate amount not to exceed $9,500,000".
3.Representations and Warranties; Covenants; No Default.  Except for the representations and warranties of the Borrowers made as of a particular date, the representations and warranties and covenants set forth in Sections 11, 12 and 13 of the Loan Agreement shall be deemed remade as of the date hereof by the Borrowers; provided, however, that any and all references to the Loan Agreement in such representations and warranties and such covenants shall be deemed to include this Amendment.  The Borrowers hereby represent, warrant and covenant that after giving effect to the amendments contained in this Amendment, no Default or Event of Default has occurred and is continuing.  Each Borrower represents and warrants to Agent and the Lenders that the execution and delivery by such Borrower of this Amendment and the performance by it of the transactions herein contemplated (i) are and will be within its organizational powers, (ii) have been authorized by all necessary organizational action on its part, and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which such Borrower is a party or by which the property of such Borrower is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking, which conflict could reasonably be expected to have a Material Adverse Effect or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of such Borrower.
4.Affirmation.  Except as specifically amended pursuant to the terms hereof, the Loan Agreement and the Other Agreements (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by the Borrowers.  The Borrowers covenant and agree to comply with all of the terms, covenants and conditions of the Loan Agreement, as amended hereby, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.  The Borrowers hereby represent and warrant to Agent and Lenders that as of the date hereof, there are no claims, counterclaims, offsets or defenses arising out of or with respect to the Liabilities.  Each Borrower hereby confirms its existing grant to Agent of a Lien on and security interest in the Collateral.  Each Borrower hereby confirms that all Liens and security interests at any time granted by it to Agent continue in full force and effect and secure and shall continue to secure the Liabilities.  Nothing herein contained is intended to in any manner impair or limit the validity, priority and extent of Agent’s existing security interest in and Liens upon the Collateral.
5.Fees and Expenses.  The Borrowers agree to pay on demand all costs and expenses incurred by Agent in connection with the drafting, negotiation, execution and implementation of
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this Amendment including, but not limited to, the expenses and reasonable fees of counsel for Agent.
6.Closing Documents.  This Amendment shall be deemed effective as of the date hereof provided that Borrowers shall deliver to Agent the following documents and/or complete the following requirements (collectively, the “Closing Requirements”) upon execution hereof (in each case in form and substance satisfactory to Agent and the Lenders):
(a)this Amendment executed by the Borrowers, the Agent and the Lenders;
(b)the documents, instruments, agreements, certificates and opinions set forth on the Closing Checklist attached hereto as Exhibit C; and
(c)such other documents, instruments, agreements, opinions and certificates as required by Agent.
7.Continuing Effect.  Except as otherwise specifically set forth herein, the provisions of the Loan Agreement shall remain in full force and effect.
8.Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.  Receipt of an executed signature page to this Amendment by facsimile or other electronic transmission shall constitute effective delivery thereof and shall be deemed an original signature hereunder.
9.Organizational Information.  The Borrowers hereby represent and warrant to the Agent that, except as otherwise provided in the Secretary’s Certificates of the respective Borrowers delivered to the Agent in partial satisfaction of the Closing Requirements, (a) the formation and organizational documents of each Borrower attached to the Secretary’s Certificate of each Borrower and previously delivered by each such Borrower to the Agent have not been modified or altered in any way (the “Original Certificates”), and no amendments or other alterations are contemplated or approved as of the date hereof (b) the officers, members or managers, as applicable, for each such Borrower set forth in the Original Certificates that are authorized to execute documents on behalf of each such Borrower remain duly authorized officers, members or managers of each such Borrower, and (c) the resolutions attached to each such Original Certificate remain in full force and effect and have not been modified, rescinded or altered in any way and are sufficient to authorize the execution and delivery of this Amendment and the other agreements, documents and instruments executed and delivered in connection herewith.

[SIGNATURE PAGE FOLLOWS]

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(Signature Page to Twelfth Amendment to
Second Amended and Restated Loan and Security Agreement)

IN WITNESS WHEREOF, the parties hereto have duly executed this Twelfth Amendment to Second Amended and Restated Loan and Security Agreement as of the date first above written.

BORROWERS:	AMCON DISTRIBUTING COMPANY, a Delaware corporation By: /s/ Charles J. Schmaderer Charles J. Schmaderer Vice President, Chief Financial Officer and Secretary
CHAMBERLIN NATURAL FOODS, INC., a Florida corporation By: /s/ Andrew C. Plummer Andrew C. Plummer Secretary
HEALTH FOOD ASSOCIATES, INC., an Oklahoma corporation By: /s/ Charles J. Schmaderer Charles J. Schmaderer Secretary
AMCON ACQUISITION CORP., a Delaware corporation By: /s/ Andrew C. Plummer Andrew C. Plummer President
EOM ACQUISITION CORP., a Delaware corporation By: /s/ Andrew C. Plummer Andrew C. Plummer Secretary
CHARLES WAY LLC, a Missouri limited liability company By: /s/ Charles J. Schmaderer Charles J. Schmaderer Secretary

(Signature Page to Twelfth Amendment to
Second Amended and Restated Loan and Security Agreement)

BORROWERS:	AMCON BISMARCK LAND CO., a Delaware corporation By: /s/ Andrew C. Plummer Andrew C. Plummer Secretary
COLORADO CITY LAND COMPANY, LLC, a Colorado limited liability company By: /s/ Charles J. Schmaderer Charles J. Schmaderer Secretary
PEORIA LAND COMPANY LLC, an Illinois limited liability company By: /s/ Charles J. Schmaderer Charles J. Schmaderer Manager
BOISE LAND COMPANY, LLC, an Idaho limited liability company By: /s/ Charles J. Schmaderer Charles J. Schmaderer Manager

(Signature Page to Twelfth Amendment to
Second Amended and Restated Loan and Security Agreement)

LENDERS:	BANK OF AMERICA, N.A., as Agent and a Lender By: /s/ Danniel Rubio Daniel Rubio Vice President Revolving Loan Commitment: $100,000,000.00

(Signature Page to Twelfth Amendment to
Second Amended and Restated Loan and Security Agreement)

LENDERS:	BMO Bank N.A., f/k/a BMO Harris Bank N.A., as a Lender By: /s/ Steve Teufel Title: Director Revolving Loan Commitment: $50,000,000.00

EXHIBIT A

REAL PROPERTY LOAN AMORTIZATION

(see attached)

EXHIBIT B

SUPPLEMENTAL SCHEDULES TO LOAN AGREEMENT

Business and Collateral Locations:

EXHIBIT C

CLOSING CHECKLIST

(see attached)